   As filed with the Securities and Exchange Commission on September 16, 2003.

                                                     Registration No. 333-______
--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  -----------

                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

             Ohio                                                 34-0577130
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
           (Address of principal executive offices including zip code)

                     VOLUNTARY INVESTMENT PROGRAM FOR HOURLY
                       EMPLOYEES OF LATROBE STEEL COMPANY
                            (Full title of the plan)

                                Scott A. Scherff
                Corporate Secretary and Assistant General Counsel
                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                     (Name and address of agent for service)

                                 (330) 438-3000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                                      Proposed               Proposed
       Title of                                        Maximum                Maximum
      Securities                Amount                Offering               Aggregate              Amount of
         to be                   to be                Price Per              Offering             Registration
    Registered (1)            Registered                Share              Price (2)(3)                Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
     Common Stock
   without par value         25,000 shares                $17.90             $447,500                 $36.21
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered pursuant to the Voluntary Investment Program for Hourly Employees of Latrobe Steel Company (the "Plan").

(2) Estimated pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act on the basis of the average of the high and low sale prices for Common Stock on the New York Stock Exchange on September 10, 2003.

(3)      Estimated solely for the purposes of determining the registration fee.

             Pursuant to General Instruction E to Form S-8, the contents of the registration statement on Form S-8 (Registration No. 333-66911) as filed with the Securities and Exchange Commission on November 6, 1998 to register the Common Shares, without par value, of the Registrant to be issued under the Plan are hereby incorporated by reference. This registration statement on Form S-8 is filed for the purpose of registering an additional 25,000 Common Shares of the Registrant under the Plan.

ITEM 8.  EXHIBITS.

         The following Exhibits are being filed as part of this registration statement:

             5        Opinion of Counsel

             23(a)    Consent of Independent Auditors (Ernst & Young LLP)

             23(b)    Consent of Independent Accountants (PricewaterhouseCoopers
                      LLP)

             23(c)    Consent of Counsel (included in Exhibit 5)

             24       Power of Attorney

                                   SIGNATURES

                   Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 16th day of September, 2003.

                               THE TIMKEN COMPANY




                               By:  /s/Scott A. Scherff
                                    --------------------------------------------
                               Scott A. Scherff
                               Corporate Secretary and Assistant General Counsel

             Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



                 Signature                                         Title                                 Date
                 ---------                                         -----                                 ----

                                              President, Chief Executive Officer and Director     September 16, 2003
                   *                          (Principal Executive Officer)
--------------------------------------
James W. Griffith


                                              Executive Vice President -- Finance and             September 16, 2003
                   *                          Administration (Principal Financial Officer)
--------------------------------------
Glenn A. Eisenberg

                                              Senior Vice President -- Finance and Controller     September 16, 2003
                   *                          (Principal Accounting Officer)
--------------------------------------
Sallie B. Bailey

                                              Director and Chairman                               September 16, 2003
                   *
--------------------------------------
W.R. Timken, Jr.

                                              Director
--------------------------------------
Stanley C. Gault

                                              Director                                            September 16, 2003
                   *
--------------------------------------
John A. Luke, Jr.

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Robert W. Mahoney

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Jay A. Precourt

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Ward J. Timken, Jr.

                                              Director                                            September 16, 2003
                   *
--------------------------------------
John M. Timken, Jr.

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Ward J. Timken

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Joseph F. Toot, Jr.

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Martin D. Walker

                                              Director                                            September 16, 2003
                   *
--------------------------------------
Jacqueline F. Woods


                                              Director                                            September 16, 2003
                   *
--------------------------------------
Joseph W. Ralston



* This Registration Statement has been signed on behalf of the above-named directors and officers of the Company by Scott A. Scherff, Corporate Secretary and Assistant General Counsel of the Company, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this registration statement.


DATED: September 16, 2003                     By:  /s/Scott A. Scherff
                                                  ------------------------------
                                              Scott A. Scherff, Attorney-in-Fact

                                  EXHIBIT INDEX





Exhibit
Number                    Exhibit Description
------                    -------------------

5             Opinion of Counsel
23(a)         Consent of Independent Auditors (Ernst & Young LLP)
23(b)         Consent of Independent Accountants (PricewaterhouseCoopers LLP)
23(c)         Consent of Counsel (included in Exhibit 5)
24            Power of Attorney